SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 14, 2001
                                                          --------------

                        COMMISSION FILE NUMBER 001-08495


 DELAWARE                   CONSTELLATION BRANDS, INC.             16-0716709
                               and its subsidiaries:
 NEW YORK                   BATAVIA WINE CELLARS, INC.             16-1222994
 NEW YORK                   CANANDAIGUA WINE COMPANY, INC.         16-1462887
 NEW YORK                   CANANDAIGUA EUROPE LIMITED             16-1195581
 ENGLAND AND WALES          CANANDAIGUA LIMITED                    98-0198402
 NEW YORK                   POLYPHENOLICS, INC.                    16-1546354
 NEW YORK                   ROBERTS TRADING CORP.                  16-0865491
 NETHERLANDS                CANANDAIGUA B.V.                       98-0205132
 DELAWARE                   FRANCISCAN VINEYARDS, INC.             94-2602962
 CALIFORNIA                 ALLBERRY, INC.                         68-0324763
 CALIFORNIA                 CLOUD PEAK CORPORATION                 68-0324762
 CALIFORNIA                 M.J. LEWIS CORP.                       94-3065450
 CALIFORNIA                 MT. VEEDER CORPORATION                 94-2862667
 DELAWARE                   BARTON INCORPORATED                    36-3500366
 DELAWARE                   BARTON BRANDS, LTD.                    36-3185921
 MARYLAND                   BARTON BEERS, LTD.                     36-2855879
 CONNECTICUT                BARTON BRANDS OF CALIFORNIA, INC.      06-1048198
 GEORGIA                    BARTON BRANDS OF GEORGIA, INC.         58-1215938
 ILLINOIS                   BARTON CANADA, LTD.                    36-4283446
 NEW YORK                   BARTON DISTILLERS IMPORT CORP.         13-1794441
 DELAWARE                   BARTON FINANCIAL CORPORATION           51-0311795
 WISCONSIN                  STEVENS POINT BEVERAGE CO.             39-0638900
 ILLINOIS                   MONARCH IMPORT COMPANY                 36-3539106
(State or other            (Exact name of registrant as         (I.R.S. Employer
 jurisdiction of            specified in its charter)            Identification
 incorporation or                                                No.)
 organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (716) 218-2169
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

Constellation Brands, Inc. released the following information on March 14, 2001:

            CONSTELLATION COMPLETES PUBLIC OFFERING OF COMMON STOCK

FAIRPORT, NEW YORK, MARCH 14, 2001 - Constellation Brands, Inc. (NYSE: STZ and STZ.B) today announced the completion of its public offering of 1,900,000 shares of its Class A Common Stock at a price of $67.00 per share. All of the shares were sold by the Company.

The net proceeds of this offering will be used to repay borrowings under the Company's revolving line of credit, which were incurred to partially finance the acquisition of the Turner Road Vintners' wine business, and for general corporate purposes.

Constellation Brands, Inc., is a leader in the production and marketing of beverage alcohol brands in North America and the United Kingdom and is a leading independent drinks wholesaler in the United Kingdom. As the second largest supplier of wine, the second largest importer of beer and the fourth largest supplier of distilled spirits, Constellation Brands, Inc., is the largest single-source supplier of these products in the United States. With its broad product portfolio, composed of brands in all major beverage alcohol categories, Constellation believes it is distinctly positioned to satisfy an array of consumer preferences. Leading brands in Constellation's portfolio include:
Franciscan Oakville Estate, Simi, Estancia, Almaden, Arbor Mist, Talus, Vendange, Black Velvet, Fleischmann's, Schenley, Ten High, Stowells of Chelsea, Blackthorn and the number one imported beer, Corona Extra.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CONSTELLATION BRANDS, INC.

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Executive Vice
                                             President and Chief Financial
                                             Officer


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA EUROPE LIMITED

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA LIMITED

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Finance Director
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)


                                        POLYPHENOLICS, INC.

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        ROBERTS TRADING CORP.

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, President and
                                             Treasurer

                                        CANANDAIGUA B.V.

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Chief
                                             Financial Officer


                                        FRANCISCAN VINEYARDS, INC.

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        ALLBERRY, INC.

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        CLOUD PEAK CORPORATION

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        M.J. LEWIS CORP.

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        MT. VEEDER CORPORATION

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        BARTON INCORPORATED

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                        BARTON BRANDS, LTD.

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BEERS, LTD.

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON CANADA, LTD.

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        STEVENS POINT BEVERAGE CO.

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        MONARCH IMPORT COMPANY

Dated:  March 14, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None